UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM  8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 7, 2023

VERTEX ENERGY, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-11476	94-3439569
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1331 Gemini Street Suite 250 Houston, Texas	77058
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (866) 660-8156

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value Per Share	VTNR	The NASDAQ Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Exchange Agreements

On June 7, 2023, Vertex Energy, Inc. (the “Company”) entered into separate, privately negotiated exchange agreements (the “Exchange Agreements”) with a limited number of holders (the “Noteholders”) of the Company’s currently outstanding 6.25% Convertible Senior Notes due 2027 (the “Notes”).

Under the terms of the Exchange Agreements, the Noteholders have agreed to exchange with the Company (the “Exchanges”) approximately $79.95 million aggregate principal amount of the Notes held by the Noteholders for (i) an aggregate of 17,206,776 newly issued shares of common stock, par value $0.001 per share, of the Company (the “Exchange Shares”), which is equal to approximately 215.22 shares per $1,000 principal amount of Notes exchanged; and (ii) an aggregate $985,470 in cash to satisfy accrued and unpaid interest on the Notes to the closing date of the Exchanges (together with the Exchange Shares, the “Exchange Consideration”).

Upon completion of the Exchanges, approximately $15.2 million aggregate principal amount of Notes will remain outstanding.

The Exchanges are subject to customary closing conditions and are expected to close on June 12, 2023.

The foregoing description of the Exchange Agreements and the Exchanges contemplated thereby is not complete and is subject to, and qualified in its entirety by reference to, the form of Exchange Agreement, a copy of which is filed with this Current Report as Exhibit 10.1 and the terms of which are incorporated herein by reference.

The Company may tender for, redeem or repurchase additional outstanding Notes. The form and timing of any such activity will be dependent on market conditions and other factors and there can be no assurance that any such transactions will be completed within any specific timetable prior to the maturity date of the Notes.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report is incorporated by reference herein. The Exchange Shares were offered, and will be sold, pursuant to the exemption provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) as a transaction by an issuer not involving a public offering. The Exchange Shares have not been, and will not be, registered under the Securities Act or any state securities law. The Company does not intend to file a registration statement for resale of the Exchange Shares.

As of June 7, 2023, the Company had outstanding 76,002,947 shares of its common stock. Subject to, and immediately following, successful closing of the Exchanges pursuant to the Exchange Agreements, the Company will have outstanding 93,209,723 shares of its common stock.

Item 7.01.	Regulation FD Disclosure.

On June 7, 2023, the Company issued a press release in connection with the Exchange Agreements, which is attached as Exhibit 99.1 hereto and incorporated by reference herein.

The information contained in, or incorporated into, this Item 7.01 of this Current Report, is furnished under Item 7.01 of Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act or the Exchange Act regardless of any general incorporation language in such filings.

Forward-Looking Statements

This Current Report on Form 8-K, including the press release furnished as Exhibit 99.1, to this Current Report on Form 8-K, contains forward-looking statements within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995, and, as such, may involve known and unknown risks, uncertainties and assumptions. You can identify these forward-looking statements by words such as “may,” “should,” “expect,” “anticipate,” “believe,” “estimate,” “intend,” “plan” and other similar expressions. These forward-looking statements relate to the Company’s current expectations and are subject to the limitations and qualifications set forth in the press release and presentation as well as in the Company’s other filings with the Securities and Exchange Commission, including, without limitation, that actual events and/or results may differ materially from those projected in such forward-looking statements. These statements also involve known and unknown risks, which may cause the results of the Company, its divisions and concepts to be materially different than those expressed or implied in such statements, including those referenced in the press release. Accordingly, readers should not place undue reliance on any forward-looking statements. Forward-looking statements may include comments as to the Company’s beliefs and expectations as to future financial performance, events and trends affecting its business and are necessarily subject to uncertainties, many of which are outside the Company’s control. More information on potential factors that could affect the Company’s financial results is included from time to time in the “Cautionary Statement Regarding Forward-Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s most recently filed periodic reports on Form 10-K and Form 10-Q and subsequent filings with the SEC and available at www.sec.gov and in the “Investor Relations–SEC Filings” section of the Company’s website at www.vertexenergy.com. Forward-looking statements speak only as of the date they are made. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise that occur after that date, except as otherwise provided by law.

No Offer or Solicitation

This Current Report shall not constitute an offer to sell or the solicitation of an offer to buy the Notes, shares of the Company’s common stock or any other securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering, solicitation or sale would be unlawful.

Item 9.01	Financial Statements and Exhibits.

(d)Exhibits:

Exhibit No.	Description
10.1	Form of Exchange Agreement Relating to the Company’s 6.25% Convertible Senior Notes due 2027
99.1	Press release dated June 7, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERTEX ENERGY, INC.

Date: June 8, 2023	By:	/s/ Chris Carlson
Chris Carlson
Chief Financial Officer